SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                     FIRST LITCHFIELD FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

                     FIRST LITCHFIELD FINANCIAL CORPORATION
________________________________________________________________________________
     4)   Date Filed:
                                 April 22, 2002
________________________________________________________________________________

                                                              April 22, 2002

Dear Shareholder:

         On behalf of the Board of Directors of FIRST LITCHFIELD FINANCIAL CORPORATION (the "Company") you are cordially invited to attend the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 22, 2002 at 3:00 p.m. at the Litchfield Inn, Route 202, Litchfield, Connecticut.

         The Notice of the Annual Meeting and the Proxy Statement which are enclosed, describe the matters to be voted upon at the meeting. In addition to the specific items on our agenda, we will discuss generally the operations of the Company and its subsidiary, The First National Bank of Litchfield (the "Bank"). We welcome any appropriate questions you may have concerning the Company and the Bank, and we will provide time during the meeting for questions from shareholders.

         The enclosed proxy is solicited on behalf of the Board of Directors of the Company, and the expense of the solicitation will be borne by the Company. Any person giving a proxy pursuant to this solicitation may revoke it at any time by written notice given prior to the Annual Meeting of Shareholders or the proxy may be withdrawn and you may vote in person should you attend the meeting. The enclosed proxy will be voted "FOR" the proposed slate of three (3) directors unless marked to the contrary. The Board of Directors of the Company currently consists of thirteen (13) directors, three (3) of whom have been nominated for re-election at the 2002 Annual Meeting for a term of three (3) years. The nominees for re-election are: Clayton L. Blick, Bernice D. Fuessenich and H. Ray Underwood. In addition, the enclosed proxy will be vote "FOR" ratification of the appointment of McGladrey& Pullen, LLP, as the Company's independent auditors for the year ending December 31, 2002 and "FOR" the proposal to amend the 1994 Stock Option Plan for Officers and Outside Directors to amend the definition of retirement to include early retirement upon attaining an age of no less than 59 1/2 years with the approval of the Board of Directors and thereby enable such individuals to have twelve (12) months rather than sixty (60) days in which to exercise their options in the event of such early retirement.

         We hope you will be able to attend the meeting, but if you cannot do so, it is still important that your shares be represented at the Annual Meeting. Please execute and date the enclosed proxy and return it as soon as possible in the envelope provided.

                                                      Sincerely,


                                                      /s/Jerome J. Whalen
                                                      -------------------
                                                      Jerome J. Whalen
                                                      President and
                                                      Chief Executive Officer

A copy of the Company's Annual Report to Shareholders, including financial statements of the Company for the fiscal year ended December 31, 2001, is enclosed.

                     FIRST LITCHFIELD FINANCIAL CORPORATION


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 22, 2002

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 2002


To the Shareholders of First Litchfield Financial Corporation:


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Litchfield Financial Corporation (the "Company") will be held at 3:00 p.m. on Wednesday, May 22, 2002 at the Litchfield Inn, Route 202, Litchfield, Connecticut, for the following purposes:

1. To elect three (3) shareholders to the Board of Directors, each to serve for a term of three (3) years and until their successors are elected and qualified, as described in the Proxy Statement.

2. To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31, 2002.

3. To amend the 1994 Stock Option Plan for Officers and Outside Directors to revise the definition of retirement to include early retirement upon attaining an age of no less than 59 1/2 years with approval of the Board of Directors and thereby enable such option holders to have twelve (12) months rather than sixty (60) days in which to exercise their options in the event of such early retirement.

4. To transact such other business as may properly come before the meeting, or any adjournments thereof.

         Only those Shareholders of record at the close of business on the 9th day of April, 2002 are entitled to notice of, and to vote at this Annual Meeting. A list of those shareholders will be available for inspection by shareholders for ten (10) days preceding the meeting at the office of the Secretary of the Company at the Company's main office, 13 North Street, Litchfield, Connecticut, and will also be available for inspection by shareholders at the meeting itself.

                                    BY ORDER OF THE BOARD OF DIRECTORS OF
                                    FIRST LITCHFIELD FINANCIAL CORPORATION

                                    /s/Philip G. Samponaro,
                                    -----------------------
                                    Philip G. Samponaro,
                                    Secretary

April 22, 2002

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER THEY PLAN TO ATTEND THE MEETING. ANY PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED, AND ANY SHAREHOLDER WHO EXECUTES AND RETURNS A PROXY AND WHO ATTENDS THE ANNUAL MEETING MAY WITHDRAW THE PROXY AT ANY TIME BEFORE IT IS VOTED AND VOTE HIS OR HER SHARES IN PERSON. A PROXY MAY BE REVOKED BY GIVING NOTICE TO PHILIP G. SAMPONARO, SECRETARY OF FIRST LITCHFIELD FINANCIAL CORPORATION, IN WRITING PRIOR TO THE TAKING OF A VOTE.

           Proxy Statement of First Litchfield Financial Corporation


                        ANNUAL MEETING OF SHAREHOLDERS OF
                     FIRST LITCHFIELD FINANCIAL CORPORATION
                                  May 22, 2002


                             SOLICITATION OF PROXIES

         The enclosed proxy (the "Proxy") is solicited by the Board of Directors of FIRST LITCHFIELD FINANCIAL CORPORATION (the "Company"), 13 North Street, Litchfield, Connecticut, 06759, for use at the Annual Meeting of Shareholders, to be held on Wednesday, May 22, 2002, and at any and all adjournments thereof. Any Proxy given may be revoked at any time before it is actually voted on any matter in accordance with the procedures set forth in the Notice of Annual Meeting. This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders (the "Shareholders") on or about April 22, 2002. The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by the Company. In addition to this solicitation by mail, directors, officers and employees of the Company, and its subsidiary The First National Bank of Litchfield (the "Bank"), without additional compensation, may make solicitations personally or by telephone or telegraph. The Company will reimburse banks, brokerage firms and others holding shares in their names or in the names of nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy materials to the beneficial owners of such shares.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         The Board of Directors of the Company has fixed the close of business on April 9, 2002 as the Record Date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 1,669,759 shares of the common stock of the Company (par value $.01 per share) were issued and outstanding and held of record by approximately 431 shareholders (the "Common Stock"), each of which shares is entitled to one vote on all matters to be presented at the Annual Meeting. The holders of one-third of the Company's Common Stock must be present, in person or by proxy, at the Annual Meeting to constitute a quorum. Abstentions and broker non-votes are not treated as having voted in favor of any proposal and are counted as present for establishing a quorum. No other class of the Company's capital stock is outstanding or entitled to vote at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote. The affirmative vote of the majority of the votes cast is required to ratify the appointment of the Company's independent auditors. The affirmative vote of a majority of the outstanding common stock is required to approve the amendment to the 1994 Stock Option Plan. Shareholders' votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting.

         If the enclosed form of Proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted "FOR" the election of the three (3) nominees for election to the Board of Directors; "FOR" Amendment of the 1994 Stock Option Plan for Officers and Outside Directors to amend the definition of retirement to provide for early retirement upon attaining an age of no less than 59 1/2; and "FOR" ratification of appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31, 2002. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the Proxy will vote the shares represented by such Proxy upon such matters as determined by a majority of the Board of Directors. The proxies confer discretionary authority to vote on any matter of which the Company did not have notice at least 45 days prior to the date of the Annual Meeting.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

         The following table includes certain information as of April 1, 2002 regarding the principal shareholders (the "Principal Shareholders") of the Company. With the exception of the Principal Shareholders listed below, the Company is not aware of any beneficial owner of five percent (5%) or more of the Company's Common Stock.


                                                                 Percent of
Name and Address  Number of Shares    Outstanding
of Beneficial Owner                   Beneficially Owned (1)     Common Stock
-------------------                   ----------------------     ------------

Donald K. Peck                              122,534 (2)               7.34%
Litchfield, CT

William J. Sweetman                         93,366 (3), (4)           5.59%
Litchfield, CT
---------------------

         1. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise has or shares voting power or investment power with respect to such security.

         2. Includes shares owned by, or as to which voting power is shared with spouse.

         3. Includes options to purchase 4,662 additional shares of the Company Common Stock.

         4. Includes 12,987 shares owned by an estate as to which individual has voting power as fiduciary of said estate.

                                  PROPOSAL (1)
                              ELECTION OF DIRECTORS

         The Board of Directors of the Company is divided into three (3) classes, each class being approximately equal in size. Each class of directors will stand for re-election once every three (3) years. Directors are elected by a plurality of the votes of shares present in person or represented by proxy at the meeting and entitled to vote.

         Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board has fixed the number of directorships at twelve (12). At this Annual Meeting, three (3) directors are to be elected, each for a term of three (3) years and until their successors are elected and qualified. The terms of directors Clayton L. Blick, Bernice D. Fuessenich, H. Ray Underwood, and Jerome
J. Whalen expire at the 2002 Annual Meeting. All nominees are now serving as directors. Mr. Whalen has indicated that he will retire from the Company and the Bank during the second calendar quarter of 2002 and will not seek re-election to the Board of Directors. Each of the other three (3) directors whose terms expire at this meeting, are nominated for re-election and each has indicated a willingness to serve as a director. If any of them become unavailable, the Proxy may be voted for a nominee or nominees who would be designated by the Board of Directors.

         There are no arrangements or understandings between any of the directors or any other persons pursuant to which any of the above directors have been selected as directors.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
            SHAREHOLDERS VOTE "FOR" THE ELECTION OF ITS NOMINEES FOR
                                    DIRECTOR

         The following sets forth the name and age of each nominee (the first three (3) directors listed), and each director who will continue his or her term of office, the year in which each was first elected a director of the Company, and the principal occupation and business experience of each during the past five (5) years:


                              NOMINEES FOR ELECTION


                         Position Held with                Expiration Date
Name & Age               the Company                       of Current Term
----------               -----------                       ---------------

Clayton L.               Director of the Company                2002
Blick                    since 1988 and of the
(84)                     Bank since 1953 (1)

Bernice D.               Director of the Company                2002
Fuessenich               since 1988 and of the
(83)                     Bank since 1978 (2)

H. Ray                   Director of the Company                2002
Underwood                and of the
(48)                     Bank since 1998 (3)

                              CONTINUING DIRECTORS

                         Position held with                Expiration Date
Name & Age               the Company                       of Current Term
----------               -----------                       ---------------

Ernest W.                Chairman of the Board of               2004
Clock                    Directors; Director of the
(77)                     Company since 1988 and of
                         the Bank since 1973 (4)

John H.                  Director of the Company                2003
Field                    and the Bank since 1990 (5)
(76)

Perley H.                Director of the Company                2003
Grimes, Jr.              since 1988 and of the
(57)                     Bank since 1984 (6)

Thomas A.                Director of the Company                2003
Kendall                  and of the Bank since 1999 (7)
(46)

George M.                Director of the Company                2004
Madsen                   and the Bank since 1988 (8)
(68)

Alan B.                  Director of the Company                2004
Magary                   and the Bank since 2002 (9)
(59)

Charles E.               Director of the Company                2003
Orr                      since 1988 and of the
(66)                     Bank since 1981 (10)

William J.               Director of the Company                2004
Sweetman                 and the Bank since 1990 (11)
(55)

Patricia D.              Director of the Company                2004
Werner                   and the Bank since 1996 (12)
(55)
 -------------------

         1.       Mr. Blick is a Partner in the Law Firm of Cramer & Anderson.

         2.       Ms. Fuessenich is a realtor and an owner of the Fuessenich
                  Agency.

         3.       Mr. Underwood is President of Underwood Services, Inc.

Footnotes from previous page
------------------

         4.       Mr. Clock is Chairman of the Board of F. North Clark Insurance
                  Agency.

         5. Mr. Field is retired. He served as Executive Vice President of Union Carbide Corporation until December 1986.

         6.       Mr. Grimes is a Partner in the Law Firm of Cramer & Anderson.

         7.       Mr. Kendall is a self employed investor.

         8. Mr. Madsen is retired. He formerly served as President of Roxbury Associates, Inc.

         9. Mr. Magary is retired. He served as principal of Magary Consulting Services through December 1999.

         10.      Mr. Orr is President of New Milford Volkswagen, Inc.

         11.      Mr. Sweetman is the President and owner of Dwan & Co., Inc.

         12.      Ms. Werner is the head of the Washington Montessori
                  Association, Inc.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Company met twelve (12) times in 2001. All directors, while holding such position, attended at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which such director served during 2001.

         In 2001, each director of the Company who was not an employee of the Bank, received $300 for each Board meeting attended and $275 for each committee meeting attended. The Chairman of the Board of Directors also receives an annual retainer of $6,000 and each non-officer director of the Company also receives an annual retainer of $5,000 for serving as a director. Directors who are employees of the Bank receive no additional compensation for their services as members of the Board or any board committee.

         The Board of Directors has established several standing committees to assist in the discharge of their responsibilities. All members are appointed annually and serve until their successors are named. All committees report their deliberations and recommendations to the Board. The principal responsibilities, membership and number of meetings of each committee are described below.

Nominating Committee

         The Nominating Committee met one (1) time in 2001. The Committee members are: Ernest W. Clock, John H. Field, Bernice D. Fuessenich, Perley H. Grimes, Jr., George M. Madsen and Jerome J. Whalen. This Committee reviews and evaluates potential candidates for nomination to the Boards of Directors of the Company and the Bank, respectively, and recommends proposed nominees for election as members of the Boards of Directors and committees. The Nominating

Committee will consider recommendations by shareholders for nomination as director, provided such recommendations are submitted in accordance with certain procedures set forth in the Company's Bylaws and applicable regulations. A copy of the Bylaws will be sent to any shareholder upon request.

Planning Committee

         The Planning Committee met four (4) times in 2001. The Committee members are: Ernest W. Clock, John H. Field, Perley H. Grimes, Jr., Thomas A. Kendall, George M. Madsen, William J. Sweetman and Jerome J. Whalen. Additionally, Senior Vice President and Senior Loan Officer Revere H. Ferris, Senior Vice President and Senior Trust Officer John S. Newton, Senior Vice President and Chief Financial Officer of the Bank and Treasurer of the Company Carroll A. Pereira, and Senior Vice President, Chief Administrative Officer, Cashier and Secretary of the Bank and Secretary of the Company Philip G. Samponaro generally attend these meetings. This Committee is responsible for oversight of the strategic planning function, including development and implementation of the strategic plan's short and long term components.

Compensation Committee

         The Company does not have a Compensation Committee. Rather, the Bank has a Compensation Committee. The Compensation Committee met three (3) times in 2001. The Committee members are: Ernest W. Clock, George M. Madsen, Charles E. Orr and Patricia D. Werner. The Compensation Committee is responsible for developing policies relating to employee compensation, benefits and incentives, annually evaluating the president and chief executive officer, and making recommendations concerning salaries and other types of compensation to the full Board of Directors of the Bank.

Audit/Compliance and Security Committee

         The Audit/Compliance and Security Committee (the "Audit Committee") met five (5) times in 2001. The Committee members are: Bernice D. Fuessenich, Charles E. Orr, H. Ray Underwood and Patricia D. Werner. In addition, the Bank's Compliance Officer, Stephen M. Riley, II, attends the Audit Committee Meetings. This Committee is responsible for oversight of the internal audit function, internal accounting controls, security programs and recommendations regarding the selection of independent accountants. The Audit Committee's responsibilities are described in a written charter, adopted by the Company's Board of Directors. As of the date of this Proxy

Statement, each of the Audit Committee Members is an "independent director" under the American Stock Exchange ("AMEX") Listing Standards.

Audit Committee Report

         The following Report of the Company's Audit Committee is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act").

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2001 with management. The Audit Committee has also reviewed and discussed with McGladrey & Pullen, LLP ("McGladrey"), the Company's independent auditors, certain matters specified in Statement on Auditing Standards No. 90, communication with Audit Committees, as may be modified or supplemented.

         The Audit Committee has received the written disclosures and the letter from McGladrey required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed McGladrey's independence with respect to the Company with McGladrey.

         Based on the review and discussions referred to in this audit committee report, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the SEC.

                                          First Litchfield Financial Corporation
                                          Audit Committee


                                          Charles E. Orr, Chairman
                                          Bernice D. Fuessenich
                                          H. Ray Underwood
                                          Patricia D. Werner

                       COMMON STOCK OWNED BY DIRECTORS AND
                               EXECUTIVE OFFICERS

         The following table sets forth the number and percentage of Common Stock beneficially owned by each current Director, each of the Executive Officers named in the Summary Compensation Table, and the Directors and Executive Officers as a group at April 1, 2002.

                                    Common Shares
Name Of                             Beneficially Owned
Beneficial Owner                    At April 1, 2002 (1)  Percent of Class
----------------------              --------------------- ----------------

Clayton L. Blick                    12,723 (2), (3)          0.76%

Ernest W. Clock                     24,891 (2), (3)          1.49%

John H. Field                        7,723 (2)               0.46%

Bernice D. Fuessenich                9,984 (2)               0.60%

Perley H. Grimes, Jr.               14,927 (2)               0.89%

Thomas A. Kendall                      607                   0.036%

George M. Madsen                    15,190 (2)               0.91%

Alan B. Magary                         200 (3)               0.01%

Charles E. Orr                      13,283 (2), (3)          0.80%

William J. Sweetman                 93,366 (2), (4)          5.59%

H. Ray Underwood                       120                   0.07%

Patricia D. Werner                   3,634 (5)               0.22%

Jerome J. Whalen                    45,914 (3), (6)          2.75%

Carroll A. Pereira                  15,682 (3), (7)          0.94%

Philip G. Samponaro                 20,855 (8)               1.25%

Revere H. Ferris                    37,947 (9)               2.27%

All Directors and Executive        317,046                  18.99%
Officers as a group (16 persons)

-----------------------

         1. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise has or shares voting power or investment power with respect to such security.

         2.       Includes options to purchase 4,662 shares of Common Stock.

         3. Includes shares owned by, or as to which voting power is shared with, spouse, children or controlled business.

         4. Includes 12,987 shares owned by an estate as to which individual has voting power as fiduciary of said estate.

         5.       Includes options to purchase 3,249 shares of Common Stock.

         6.       Includes options to purchase 29,303 shares of Common Stock.

         7.       Includes options to purchase 15,480 shares of Common Stock.

         8. Includes options to purchase 19,002 shares of Common Stock. Includes 1,034 shares of Common Stock held in a trust for which Mr. Samponaro is a beneficiary.

         9. Includes options to purchase 8,108 shares of Common Stock. In addition, the total for Mr. Ferris includes 15,402 shares of Common Stock held in trusts for which Mr. Ferris serves as trustee.

                               EXECUTIVE OFFICERS

         The following table sets forth information concerning Executive Officers of the Company and/or the Bank. Unless otherwise indicated, each person has held the same or a comparable position for the last five years.



      Name and Age                Position Held with the Company and/or Bank
      ------------                ------------------------------------------


      Jerome J. Whalen  (60)      President, Chief Executive Officer
                                  and Director of the Company and of the Bank since 1990


      Carroll A. Pereira (46)     Treasurer of the Company, Senior Vice President and Chief
                                  Financial Officer of the Bank since 1984


      Philip G. Samponaro (60)    Secretary of the Company, Senior Vice President, Chief
                                  Administrative Officer, Cashier and Secretary of the Bank
                                  since 1976


      Revere H. Ferris (61)       Senior Vice President and Senior Loan Officer
                                  of the Bank since 1997 (1)


      John S. Newton (63)         Senior Vice President and Trust Officer of the
                                  Bank since 1999 (2)

       ----------------

         1. Mr. Ferris has served as Senior Vice President and Senior Loan Officer of the Bank since 1997. Mr. Ferris served as Vice President from January, 1997 through December, 1997 and served as Assistant Vice President from January, 1996 through December, 1996.

         2. Mr. Newton has served as Senior Vice President and Trust Officer of the Bank since April, 1999. Prior to joining the Bank, Mr. Newton served as Vice President and Senior Trust Officer of The Bank of Western Massachusetts from October, 1995 to April, 1999.

                             EXECUTIVE COMPENSATION

         The following table provides certain information regarding the compensation paid by the Company and the Bank to certain Executive Officers of the Company and the Bank for services rendered in all capacities during the fiscal years ended December 31, 2001, 2000 and 1999. Other than the Named Executive Officers set forth below (the "Named Executive Officers"), no other individual employed by the Company and/or the Bank received aggregate compensation of $100,000 or more during the fiscal year ended December 31, 2001.

                                                                              Summary Compensation Table
-------------------------------------------------------------------------- ------------------------------ --------------------

                                                                           Long Term Compensation
-------------------------------------------------------------------------- ------------------------------ --------------------

Annual Compensation                                                            Awards        Payouts



                                                                           Restricted
                                                           Other Annual    Stock       Options/
Name and Principal                                         Compensation    Awards      SARs     LTIP        All Other
     Position                    Year     Salary($)(1)(2)  Bonus($) ($)     ($)          (#)    Payout($)   Compensation ($)
-------------------------------------------------------------------------- ------------------------------ --------------------

Jerome J. Whalen                2001     $194,683                                                         $   16,744 (3)
President and Chief             2000     $195,331                                                         $  270,308 (4)
Executive Officer of the Bank   1999     $186,454                                         5,855 (5)       $    6,061 (6)
and Company

Revere H. Ferris                2001     $106,716                                                         $    8,679 (7)
Senior Vice President and       2000     $107,056                                                         $    3,205 (8)
Senior Loan Officer of the      1999     $102,316                                         3,861 (5)       $    3,064 (8)
Bank

John S. Newton                  2001     $119,700                                                         $    8,883 (9)
Senior Vice President and       2000     $119,700                                                         $    2,018 (8)
Trust Officer of the Bank       1999     $ 90,200

Carroll A. Pereira              2001     $100,787                                                         $    8,403 (10)
Treasurer of the Company,       2000     $101,127                                                         $    3,028 (8)
Senior Vice President and       1999     $ 96,472                                         3,861 (5)       $    2,888 (8)
Chief Financial  Officer of
the Bank

Philip G. Samponaro             2001     $ 106,196                                                        $    8,679 (11)
Secretary, Senior Vice          2000     $ 106,536                                                        $    3,190 (8)
President, Chief                1999     $ 101,796                                        3,861 (5)       $    3,048 (8)
Administrative Officer and
Cashier of the Bank and
Secretary of the Company
-------------------------------

         1. The Company furnishes the Named Executive Officers with certain non-cash compensation and other personal benefits aggregating less than 10% of their cash compensation.

         2. All employees of the Bank, including above officers, are eligible after 1 year of service to participate in the Bank's 401(k) deferred compensation plan. The Bank's contribution of up to 75% of the first 4% of each employee's voluntary salary reduction contributed to the 401(k) plan becomes immediately vested. The Officer's compensation above is without deduction for their 401(k) contribution.

         Footnotes from previous page
         ---------------------

         3. Amount includes the Named Executive Officer's taxable benefit portion of the Split Dollar Life Insurance policy, for the benefit of the Named Executive Officer pursuant to the 1994 Supplemental Employee Retirement Plan Agreement, $500. (See "1994 Supplemental Employee Retirement Plan for Mr. Whalen.") Additionally, the amount includes $5,733 which is the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer. Additionally, amount includes $10,511 awarded to Mr. Whalen pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

         4. Amount includes the Named Executive Officer's taxable benefit portion of the Split Dollar Life Insurance policy for the benefit of the Named Executive Officer pursuant to the 1994 Supplemental Employee Retirement Plan Agreement, $478. Additionally, the amount includes $263,974, which can be attributed to the exercise of stock options by the Named Executive Officer and $5,856 which is the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer.

         5. Options granted pursuant to the 1994 Stock Option Plan for officers and outside directors. The numbers of options have been adjusted to reflect stock splits and dividends. (See "1994 Stock Option Plan for Officers and Outside Directors.")

         6. Amount includes the Named Executive Officer's taxable benefit portion of the Split Dollar Life Insurance policy for the benefit of the Named Executive Officer pursuant to the 1994 Supplemental Employee Retirement Plan Agreement, $460. (See "1994 Supplemental Employee Retirement Plan Agreement.") Additionally, the amount includes $5,601 which is the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer.

         7. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,063 . Additionally, amount includes $5,616 awarded to Mr. Ferris pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

         8. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer.

         9. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,135. Additionally, amount includes $5,748 awarded to Mr. Newton pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

         10. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $2,985. Additionally, amount includes $5,418 awarded to Ms. Pereira pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

         11. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,063. Additionally, amount includes $5,616 awarded to Mr. Samponaro pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

         The following table sets forth information regarding stock options that were exercised, if any, during the last fiscal year, and unexercised stock options held by the Named Executive Officers. The number of options and the per share exercise prices have been adjusted to reflect stock splits and dividends.



                                                                           Unexercisable        Value of Unexercised
                                                                   Securities Underlying                In-the-Money
                                                                             Unexercised                Options/SARs
                            Shares Acquired    Value Realized     Options/SARs at FY-End            At FY-End ($)(1)
Name                        on Exercise (#)               ($)                        (#)   Exercisable/Unexercisable
                                                               Exercisable/Unexercisable                         (2)
                                                                                     (2)
-------------------------- ----------------- ----------------- -------------------------- ---------------------------

Jerome J. Whalen                          0                 0                     29,303                    $ 98,461

Revere H. Ferris                          0                 0                      8,108                     $ 6,689

Carroll A. Pereira                        0                 0                     15,480                     $38,905

Philip G. Samponaro                       0                 0                     19,002                     $63,629

--------------------------

         1. Represents the difference between the fair market value price of the Company's Common Stock at December 31, 2001, $13.75, and the exercise price of options, multiplied by the number of options. No SARs have been granted by the Company. Options are in the money if the fair market value of the underlying securities exceeds the exercise or base price of the option.

         2.       All options are exercisable.

Agreements with Management
--------------------------

         While there are no employment contracts between the Company and any of its Executive Officers, there are change of control agreements between the Bank and its Executive Officers. These agreements provide that in certain instances if the Executive Officer is terminated or reassigned within twenty-four (24) months following the occurrence of a change of control (as such term is defined in the Change of Control Agreements), then such individual shall be entitled to receive an amount as provided by such agreement equal to twenty-four (24) months salary, reasonable legal fees and expenses incurred by the Executive Officer as a result of such termination or reassignment, and continued participation in certain benefit plans.

Agreements with Employees
-------------------------

         While there are no employment contracts between the Company and any of its employees, there are change of control agreements between the Bank and twenty-eight (28) employees who have been employed by the Bank for more than ten years. These agreements provide that in certain instances if the employee is terminated or reassigned within six (6) months following the occurrence of a change of control (as such term is defined in the Change of Control Agreements), then such individual shall be entitled to receive an amount as provided by such agreement equal to six (6) months salary, reasonable legal fees and expenses incurred by the employee as a result of such termination or reassignment, and continued participation in certain benefit plans.

Long Term Incentive and Deferred Compensation Agreements
--------------------------------------------------------

         During November and December 2000, the Bank entered into Long Term Incentive Retirement Agreements (the "Executive Incentive Agreements") with the Named Executive Officers to encourage the Executives to remain employees of the Bank. The Executive Incentive Agreements will trigger the award of deferred bonuses to the Named Executive Officers if specified Bank performance objectives are achieved, based upon a formula approved by the Board of Directors and upon which tax deferred earnings will accrue at rates which will generally range between 4% and 15%. Amounts are awarded after the end of each fiscal year. Such awards will immediately vest 20% per additional year of service subsequent to the year with respect to which the award is granted with 100% vesting upon a change in control, termination without cause, or, at normal retirement or at age 55 with 20 years of service. If the Named Executive Officer dies while serving as an executive officer of the Bank, the amount payable to the participant's beneficiary is projected to be equivalent to the participant's projected retirement benefit (as defined in the Executive Incentive Agreements) if the Bank acquires and maintains a corporate life insurance policy on the life of the participant at the time of death (see below). Upon retirement, the Named Executive Officers' total deferred compensation, including earnings thereon, may be paid out in one lump sum, or paid in equal annual installments over fifteen
(15) years.

         During November and December 2000, the Bank entered into Long Term Incentive Retirement Agreements with each of its Directors (the "Director Incentive Agreements") to reward past service and encourage continued service of each Director. The Director Incentive Agreements will award a director with a right to earn and defer the receipt of a bonus in an amount or percentage of director and retainer fees, and have earnings accrue on such amounts at a rate anticipated to be between 4% and 15% and generally equivalent to the appreciation in the Company's stock price over the period of time for which the fees are deferred pursuant to the Director Incentive Agreements if specified Bank performance objectives are achieved. All amounts in the Director Incentive Agreements will immediately vest 20% per additional year of service with 100% vesting upon a change in control, at normal retirement or full term years of service. If a participant dies while serving as an outside director of the Bank, the amount payable to the participant's beneficiary is projected to be equivalent to the participant's projected retirement benefit (as defined in the Director Incentive Agreements) if the Bank has acquired and maintains a corporate life insurance policy on the life of the participant at the time of death (see below). Upon retirement, the Directors' total deferred compensation, including earnings thereon, may be paid out in one lump sum, or paid in equal annual installments over ten (10) years.

         In concert with the Executive and Director Incentive Agreements, the Bank has invested $5.5 million in universal cash surrender value life insurance. Insurance policies were acquired on the lives of each of the Bank's Named Executive Officers, five (5) non-senior officers and all but three (3) of the Bank's directors which are designed to recover the costs of the Bank's Executive and Director Incentive Agreements. The policy death benefit has been structured to indemnify the Bank against the death benefit provision of these benefit agreements. The policies were paid with a single premium. Policy cash values will earn interest at a current rate of approximately 4.9% and policy mortality costs will be charged against the cash value monthly. There are no load or surrender charges associated with the policies.

Executive Supplemental Compensation Agreement for President Whalen
------------------------------------------------------------------

         Effective November 21, 2000, the Bank entered into an Executive Supplemental Compensation Agreement (the "Executive Agreement") with Jerome J. Whalen, President and CEO. The purpose of the Executive Agreement is to induce President Whalen to continue in the employ of the Bank and to recognize his past service by providing him with increased retirement benefits through a trust arrangement, such that his total retirement payments from all sources will approximate 60% of the average of the five (5) consecutive calendar years during Mr. Whalen's period of employment by the Bank in which his compensation, including any bonus, is the highest. The premium paid by the Bank on the policy to fund the Executive Agreement during 2001 was $37,250. Upon the death of Mr. Whalen, the Bank expects to recover its costs from the face amount of the policy.

Early Retirement Agreement with President Whalen
------------------------------------------------

         The terms of the Early Retirement Agreement with Jerome J. Whalen signed on April 2, 2002 supersede certain aspects of the previously referenced agreement and amend the scope of the non-compete provisions set forth in the Executive Agreement, but would continue to preclude Mr. Whalen from working for a competing institution following his retirement in the proximity of the Bank. The Early Retirement Agreement provides for the payment of severance benefits equal to $195,138 and provides for one year of Company paid group health and dental insurance for Mr. Whalen and his spouse and the continuation of such coverage thereafter at Mr. Whalen's expense until Mr. Whalen reaches 65. The Early Retirement Agreement also provides for a lump sum payment of Mr. Whalen's Supplemental Retirement Benefits in the amount of $210,000 in 2003 and transfers to Mr. Whalen upon his retirement the Company owned 1999 Buick automobile which has previously been available for his use. Mr. Whalen is also entitled to his vested benefits pursuant to the Bank's Long Term Incentive Plan which currently amount to $23,612 and protection pursuant to the previously referenced Change In Control Agreement through the expiration of such Agreement on June 1, 2002.

         Consistent with the Early Retirement Agreement, the Board of Directors has recommended to the Company's shareholders to amend the 1994 Stock Option Plan for officers and outside directors to revise the definition of "retirement" to include early retirement upon attaining an age of no less than 59 1/2 years with approval of the Board of Directors and, thereby, enable option holders to have twelve (12) months rather than sixty (60) days in which to exercise their options in the event of early retirement.

1990 Stock Option Agreement with President Whalen
-------------------------------------------------

         The Board of Directors, with shareholder approval on April 11, 1990, granted the Company's President, Jerome J. Whalen, stock options to purchase a maximum of 3,000 shares of the Company's Common Stock (the "1990 Plan"). The options had a term of ten (10) years from the 1990 date of grant. The original exercise price was $55.00 per share which was the fair market value of the Common Stock on March 1, 1990, the date Mr. Whalen joined the Company as President and Chief Executive Officer. On May 4, 1994, an amendment to the 1990 Plan was approved by shareholders thereby increasing the number of stock options available to President Whalen on December 31, 1994 to 3,829 at an adjusted price of $43.08 per share. As a result of stock splits and dividends, as of December 31, 1999, President Whalen had options to purchase 29,997 shares at a price of $5.41 per share pursuant to the 1990 Plan. In accordance with the Plan, Mr. Whalen exercised his options to purchase 29,997 shares of Common Stock in February, 2000.

1994 Stock Option Plan For Officers and Outside Directors
---------------------------------------------------------

         On May 4, 1994, Shareholders approved a stock option plan for officers and outside directors of the Company and the Bank, respectively (the "1994 Stock Option Plan"). The Plan expired on May 4, 1999. Pursuant to the 1994 Stock Option Plan, in 1995, the Board of Directors granted options to President Whalen, which as a result of stock splits, stock dividends and exercises allows Mr. Whalen to purchase 5,279 shares of the Company's Common Stock at $6.73 per share, 5,865 shares of Common Stock at $8.58 per share, 5,865 shares of Common Stock of $10.18 per share, 6,147 shares at an exercise price of $12.10 per share and 6,147 shares at an exercise price of $15.98 per share.

         Pursuant to the 1994 Stock Option Plan, in January 1995, the Board of Directors granted stock options to Mr. Samponaro which as a result of stock splits and dividends allows him to purchase 3,522 shares of the Company's Common Stock at $6.73 per share. In January 1996, the Board granted stock options to Ms. Pereira and Mr. Samponaro which as a result of stock splits and dividends allow each such individual to purchase 3,686 shares of the Company's Common Stock at $8.58 per share. In January 1997, the Board granted stock options to Ms. Pereira and Mr. Samponaro which as a result of stock splits and dividends allows such individuals to purchase 3,686 shares of Common Stock at an exercise price of $10.18 per share. In January 1998, the Board granted stock options to Ms. Pereira and Messrs. Ferris and Samponaro which as a result of stock splits and dividends allow such individuals to each purchase 4,054 shares of Common Stock at an exercise price of $12.10 per share. In January, 1999, the Board granted options to each of these individuals, which as a result of a stock dividend, allows each individual to purchase 4,054 shares at an exercise price of $15.98 per share.

         Pursuant to the 1994 Stock Option Plan, with the exceptions of Patricia
D. Werner who became a director in 1996, H. Ray Underwood who became a Director in 1998 and Thomas A. Kendall who became a Director in 1999, each outside director who is not an officer of the Company or the Bank ("Outside Director") has received stock options, which are presently exercisable, to purchase a total of 4,662 shares of the Company's Common Stock. More specifically, in May 1994, each Outside Director was granted options, which as a result of stock splits and dividends allows such individuals to purchase 2,778 shares of Common Stock at $5.83 per share. Moreover, in June, 1995, each Outside Director was granted options, which as a result of stock splits and dividends allows such individuals to purchase 471 shares of Common Stock at $6.78 per share. In June 1996, each Outside Director was granted options, which as a result of stock splits and dividends, allows such individuals to purchase 471 shares of Common Stock at $9.29 per share. In June, 1997, each Outside Director was granted options which as a result of stock splits and dividends allows such individuals to purchase 471 shares of Common Stock at an exercise price of $10.30 per share. In June 1998, each Outside Director was granted options, which as a result of a stock dividend, allows each individual to purchase 471 shares of Common Stock at an exercise price of $14.48. Moreover, Patricia D. Werner has options to purchase 3,249 shares of Common Stock consisting of options to acquire 2,778 shares at $10.33 per share and options to acquire 471 shares at $14.48 per share.

         The 1994 Stock Option Plan currently provides that an option holder who retires upon attaining age sixty-five (65) has twelve (12) months in which to exercise options. However, because the Plan does not address early retirement, an option holder who terminated service as an officer for any reason other than death or disability would only have sixty (60) days in which to exercise their options. The Board has proposed to amend the 1994 Stock Option Plan to allow individuals who retire at age of not less than fifty-nine and one-half (59 1/2) with the approval of the Board of Directors to have twelve (12) months rather than sixty (60) days in which to exercise their options. While each of the executive officers who hold options pursuant to the 1994 Stock Option Plan could potentially benefit from this proposal, currently, Mr. Whalen is the only executive officer option holder who has expressed a desire to retire at an age of not less than fifty-nine and one-half (59 1/2) with the approval of the Board and will benefit from such proposed amendment.

401(k) Plan
-----------

         The Bank offers an employee savings plan under Section 401(k) of the Internal Revenue Code. Currently, the Bank makes matching contributions equal to 75% of participant contributions up to the first 4% of pre-tax compensation of a contributing participant. Participants vest immediately in both their own contributions and the Bank's contributions. Employee savings plan expense was $78,737 for 2001 and $75,250 for 2000.

Noncontributory Defined Benefit Pension Plan
--------------------------------------------

         The Bank has a noncontributory defined benefit pension plan that covers substantially all employees who have completed one year of service and have attained age 21. The benefits are based on years of service and the employee's compensation during the last five (5) years of employment. The Bank's funding policy is to contribute amounts to the Plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as the Bank may determine to be appropriate from time to time.

Directors' Fees Plan
--------------------

         The Company offers Directors the option to defer their Directors' fees. If deferred, the fees are held in a trust account with the Bank. The Bank has no control over the trust. The cost of the related trust assets and corresponding liability was $300,391 and $252,821 at December 31, 2001, and 2000,
respectively.

               CERTAIN TRANSACTIONS WITH DIRECTORS AND MANAGEMENT

         The Bank has had and expects to have in the future, transactions in the ordinary course of its business with Directors, Officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, on terms that do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate dollar amount of these loans was $3,213,055 and $2,961,677 at December 31, 2001 and 2000, respectively. During 2001, $9,004,240 of new loans were made, and repayments totaled $8,602,206. At December 31, 2001, all loans to Officers, Directors, principal shareholders and their associates were performing in accordance with the contractual terms of the loans.

         Clayton L. Blick and Perley H. Grimes, Jr., both of whom are Directors of the Company and the Bank, are partners in Cramer & Anderson, a law firm which renders certain legal services to the Bank in connection with various matters. During 2001 and 2000, the Bank paid Cramer & Anderson $94,052 and $83,073, respectively for legal services rendered, a portion of which was reimbursed to the Bank by third parties.

         Ernest W. Clock, Director of the Company and the Bank, is the Chairman of F. North Clark Insurance Agency, Inc., which serves as insurance agent for many of the Bank's insurance needs. In 2001, and 2000, the Bank paid insurance premiums to F. North Clark Insurance Agency, Inc. in the aggregate amount of $134,262 and $74,040, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the Exchange Act requires that the Company's directors, executive officers, and any person holding more than ten percent (10%) of the Company's Common Stock file with the SEC reports of ownership and changes in ownership of the Company's Common Stock and that such individuals furnish the Company with copies of the reports.

         Based solely on its review of the copies of such forms received by it, or written representations form certain reporting persons, the Company believes that all of its executive officers and directors complied with all Section 16(a) filing requirements applicable to them.

                                  PROPOSAL (2)
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         Shareholders are asked to consider and ratify the appointment by the Board of Directors of McGladrey & Pullen LLP as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2002. McGladrey & Pullen LLP has served as the accountants for the Company for the fiscal year ended December 31, 2001. McGladrey & Pullen LLP's opinion on the Consolidated Financial Statements of First Litchfield Financial Corporation and subsidiary for the year ended December 31, 2001 is included in the First Litchfield Financial Corporation 2001 Annual Report.

1.       Audit Fees
         ----------

         The aggregate fees billed or expected to be billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-QSB during the year ended December 31, 2001 were $83,326.

2.       Financial Information Systems Design and Implementation Fees
         ------------------------------------------------------------

         For the fiscal year ended December 31, 2001, there were no fees billed or expected to be billed by McGladrey & Pullen LLP for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

3.       All Other Fees
         --------------

         The aggregate fees billed or expected to be billed for services rendered by McGladrey & Pullen LLP, other than the services covered above, for the fiscal year ended December 31, 2001 were $40,153.

Independence
------------

         The Audit Committee of the Board of Directors of the Company has considered and determined that the provision of services rendered by McGladrey & Pullen LLP relating to matters 2 and 3 above, is compatible with maintaining the independence of such accountants.

           A representative of McGladrey & Pullen, LLP will be available at the Annual Meeting to answer questions and will be afforded the opportunity to make a statement if he or she desires to do so.

Required Vote For Ratification of the Independent Auditors
----------------------------------------------------------

           The affirmative vote of a majority of the shares represented at the meeting is required to ratify the appointment of the independent auditors for the year ending December 31, 2002.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE INDEPENDENT AUDITORS

                                  PROPOSAL (3)
                     AMENDMENT TO THE 1994 STOCK OPTION PLAN
                       FOR OFFICERS AND OUTSIDE DIRECTORS

         The Board of Directors has voted to amend the 1994 Stock Option Plan for Officers and Outside Directors (the "1994 Stock Option Plan"), subject to shareholder approval at the Annual Meeting, to amend the definition of retirement as set forth in Section 12(b) of the 1994 Stock Option Plan to provide for early retirement with approval of the Board of Directors at an age of not less than 59 1/2.

         The 1994 Stock Option Plan was established by the Board of Directors of the Company in 1994, and approved by the shareholders of the Company at the 1994 annual meeting. As of April 1, 2002, there were four (4) officers of the Company and its subsidiary and nine (9) non-employee directors of the Company who have received options pursuant to the 1994 Stock Option Plan.

         The Board of Directors of the Company believes that the amendment is in the best interests of the Company. The 1994 Stock Option Plan currently provides that an option holder who retires upon attaining age sixty-five (65) has twelve
(12) months in which to exercise options. However, because the Plan does not address early retirement, an option holder whose service is terminated as an officer for any reason other than death or disability would only have sixty (60) days in which to exercise their options. The Board has proposed to amend the 1994 Stock Option Plan to allow individuals who retire at age of not less than fifty-nine and one-half (59 1/2) with the approval of the Board of Directors to have twelve (12) months rather than sixty (60) days in which to exercise their options.

         While each of the executive officers who hold options pursuant to the 1994 Stock Option Plan could potentially benefit from this proposal, currently, Mr. Whalen is the only executive officer option holder who has expressed a desire to retire at an age of not less than fifty-nine and one-half (59 1/2) with the approval of the Board and will benefit from such proposed amendment.

Required Vote for Amendment of the 1994 Stock Option Plan

         Approval by a majority of the votes of the Company's outstanding common stock is required to approve the amendment to the 1994 Stock Option Plan.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE 1994 STOCK OPTION PLAN

                                  OTHER MATTERS

           As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be presented for action by the shareholders at the 2002 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying Proxy will vote such Proxy in accordance with the determination of a majority of the Board of Directors.

                           PROPOSALS OF SHAREHOLDERS

         Under the Company's Bylaws, for business proposed by a shareholder (other than director nomination) to be a proper subject for action at an Annual Meeting of Shareholders, in addition to any requirement of law, the shareholder must timely request that the proposal be included in the Company's proxy statement for the meeting. The Company received no such request from any shareholder with respect to the 2002 Annual Meeting.

         In order to be included in the Company's proxy statement and form of proxy for 2003 Annual Meeting of Shareholders and in order to be a proper subject for action at that meeting, proposals of shareholders intended to be presented to that meeting must be received at the Company's principal executive offices by December 26, 2002, pursuant to proxy soliciting regulations of the SEC. The SEC's rules contain standards as to what shareholder proposals are required to be in the proxy statement. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the rules and regulations promulgated by the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. In addition, under the Company's Bylaws, shareholders who wish to nominate a director or bring other business before an annual meeting must comply with the following:

         o You must be a shareholder of record and must have given timely notice in writing to the Secretary of the Company.

         o Your notice must contain specific information required in the Company's Bylaws.

         Any other proposal for consideration by shareholders at the Company's 2003 annual meeting of shareholders must be delivered to, or mailed to and received by, the Secretary of the Company not less than 45 days nor more than 90 days prior to the date of the meeting if the Company gives at least 30 days notice or prior public disclosure of the meeting date to shareholders.

         Shareholder proposals should be mailed to: Philip G. Samponaro, Secretary, First Litchfield Financial Corporation, P.O. Box 578, 13 North Street, Litchfield, Connecticut 06759.

                          ANNUAL REPORT TO SHAREHOLDERS

         The Company files with the Securities and Exchange Commission Annual Reports on Form 10-KSB. A copy of the Company's Annual Report on Form 10-KSB, without exhibits and Annual Report to Shareholders, including consolidated financial statements, may be obtained without charge upon written request to:
Philip G. Samponaro, Secretary, First Litchfield Financial Corporation, P.O. Box 578, 13 North Street, Litchfield, Connecticut 06759.

                                      By Order of the Board of Directors


April 22, 2002                        Philip G. Samponaro, Secretary

     PROXY FOR 2002 ANNUAL MEETING OF FIRST LITCHFIELD FINANCIAL CORPORATION
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                     FIRST LITCHFIELD FINANCIAL CORPORATION

         The undersigned holder(s) of the Common Stock of First Litchfield Financial Corporation (the "Company") do hereby nominate, constitute and appoint Herbert L. Curtiss, Jr. and Arthur B. Webster of Litchfield County, Connecticut, jointly and severally, as our proxies with full power of substitution, for us and in our name, place and stead to vote all the Common Stock of said Company, standing in our name on its books on April 9, 2002 at the Annual Meeting of its shareholders to be held at the Litchfield Inn, Route 202, Litchfield, Connecticut on Wednesday, May 22, 2002 at 3:00 p.m. or at any adjournment thereof with all the powers the undersigned would possess if personally present, as follows:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS (1), (2) & (3)

(1) ELECTION OF DIRECTORS: To re-elect the following three (3) Directors to the Board of Directors each to serve for a term of three (3) years and until their successors are elected and qualified, as described in the Proxy Statement (Nominees: Clayton L. Blick, Bernice D. Fuessenich and
         H. Ray Underwood).

[ _ ] FOR ALL NOMINEES   [ _ ] WITHHOLD AUTHORITY     [ _ ] FOR ALL NOMINEES
                           TO VOTE FOR ALL NOMINEES     EXCEPT AS WRITTEN BELOW:


                                                   -----------------------------
                                                    ----------------------------

(2) APPOINTMENT OF AUDITORS: To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31, 2002.

        [ _ ] FOR                    [ _ ] AGAINST                 [ _ ] ABSTAIN

(3)      TO AMEND THE 1994 STOCK OPTION PLAN FOR OFFICERS AND OUTSIDE DIRECTORS:
         To amend the 1994 Stock Option Plan for Officers and Outside Directors to amend the definition of retirement to include early retirement upon attaining an age of no less than 59 1/2 years with the approval of the Board of Directors and thereby enable such option holder to have twelve
         (12) months rather than sixty (60) days in which to exercise their options in the event of such early retirement.

        [ _ ] FOR                    [ _ ] AGAINST                 [ _ ] ABSTAIN

(4) OTHER BUSINESS: To transact such other business as may properly come before the meeting, or any adjournments thereof. Management knows of no other business to be presented by or on behalf of the Company or its management at the meeting. However, if any other matters are properly brought before the meeting, the persons named in this Proxy or their substitutes will vote in accordance with the determination of a majority of the Board of Directors.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1; "FOR" THE RATIFICATION OF THE COMPANY'S APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 2); "FOR" THE AMENDMENT TO THE 1994 STOCK OPTION PLAN FOR OFFICERS AND OUTSIDE DIRECTORS (PROPOSAL 3); AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTERS.

       DATE:
              --------------------- PLEASE SIGN, DATE AND RETURN

                                    -------------------------------(L.S.)

                                    -------------------------------(L.S.)

                                    Please sign exactly as name appears. When shares are held in more than one name, including joint tenants, each party should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

  THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY WRITTEN NOTICE
          TO THE COMPANY OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON
                      SHOULD YOU ATTEND THE ANNUAL MEETING
                             PLEASE SIGN AND RETURN